Exhibit 32.1

CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

I, Steve Shum, Interim Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Eastside Distilling, Inc. on Form 10-Q for the period ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Eastside Distilling, Inc.

Date: May 13, 2019

By:	/s/ Steve Shum
Name:	Steve Shum
Title:	Interim Chief Executive Officer and Chief Financial Officer